SKYHAWK FUNDS TRUST

Skyhawk Small Cap Fund

Supplement Dated April 24, 2009

to Prospectus Dated February 2, 2009

The Board of Trustees of the Skyhawk Funds Trust ("Trust") has decided to redeem all outstanding shares of the Skyhawk Small Cap Fund ("Fund").  The Board of Trustees of the Trust has concluded that due to the small size of the Fund it is in the best interests of the Fund, and the shareholders of the Fund, that the Fund cease operations.  The Fund will close on May 15, 2009.

Effective immediately, the Fund will no longer pursue its stated investment objective.  The Fund has begun liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO MAY 15, 2009 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

Prior to May 15, 2009, you may redeem your account, including reinvested distributions, in accordance with "Redeeming Shares" section in the Prospectus. If you have questions or need assistance, please contact the Fund at 1-888-202-1338.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated February 2, 2009, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated February 2, 2009 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-202-1338.